Exhibit 99.1

Bear Stearns Sixth Annual Computer & Business Services Conference June 8, 2005

Forward-Looking Statements

The statements in this presentation include forward-looking statements that are based on current expectations, assumptions, estimates, and projections about Certegy and our industry. They are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Certegy’s control, that may cause actual results to differ significantly from what is expressed in those statements.

Factors that could, either individually or in the aggregate, affect our performance include the following: Our reliance on a small number of financial services associations for the majority of our revenues; our reliance on key strategic relationships; the necessity to maintain qualifications set by bank card associations in order to continue to provide transaction processing services; potential liability when merchant customers cannot or do not reimburse us for charge-backs resolved in favor of cardholders, or when checks we guarantee are dishonored by the check writer’s bank; potential loss of customers from continued consolidation in the financial services and in retail industries; a prolonged and permanent decline in check writing; changes in regulation or industry standards applicable to our businesses or those of our customers; the level of economic growth or other factors affecting demand for our products and services; our ability to maintain or improve our competitive positions against current and potential competitors; database security and reliability of our information technology systems; risks associated with investments and operations in foreign countries, including exchange rate fluctuations and local political, social, and economic factors; the results of our acquisitions; our ability to continue definitive agreements with large customers; and other factors described in detail in the section entitled “Certain Factors Affecting Forward Looking Statements” in our 2004 Annual Report on Form 10-K filed on March 11, 2005, with the SEC.

Market Leadership Positions

Global Market Leader

Targeted Market Niches

Strong Growth Potential High Barriers to Entry

Card Services

Community Institutions Multinational Issuers Private Label Issuers

Risk & PaymentServices

Traditional Retailers Gaming Industry Grocery Industry Home Improvement 3rd Party Alliances

Operations in Growth Markets Worldwide

Card Services

Strong Competitive Position

Industry Leader

6,500 Institutions 9,000 Issuers 18,700 Market

Proprietary Technology

Scalable, Leveragable Processing & Support

Products and Services

Core Card Processing Loyalty Bill Payment E Banking

Flexible Solutions

Product & Menu Driven

Comprehensive Products and Services

Revenue Growth

Internet Banking & Electronic Bill Pay $30

$20

$10

$0

37% CAGR

$7.8 $7.6 $8.8 $22.2 $26.5

2000 2001 2002 2003 2004

Loyalty Programs $75

$60

$45

$30

20% CAGR

$34.7 $39.0 $44.4 $57.9 $72.5

2000

2001

2002

2003

2004

Strong Growth Opportunities

International Card - Global Presence

United Kingdom

Canada

Belgium Holland

United States

Ireland

France

Portugal Spain

Caribbean

Chile

Brazil

Thailand

Australia

New Zealand

Broad Reach in Key Geographic Regions

International Card – Key Growth Areas

Brazil

PanAmericano Bradesco

Bank Cards Stored Value Private Label

Asia Pacific

Krungthai Card

Bank Cards Personal Loans

Europe

LaSer

5 European Countries Private Label Personal Loans

Caribbean

CariCard

16 Caribbean Countries Leading Market Share Excellent

Cross Selling Opportunities

Over $25 Million in New Annualized Revenue

Risk & Payment Services

U.S. POS Check Risk Management Market

Market Volume $800 Billion

Data Files 52% $415B

Verification 6% $50B $90B

Guarantee 11% $245B

Non-Users 31%

Market Revenue $865 Million

Guarantee

92%

4% 4%

Data Files

Verification

Source: Company Estimates

17% of Market Volume Currently Outsourced

Risk & Payment Services

Collections & Settlement

Fraud Protection

Cash Access

Risk Consulting

Check Verification

Check Guarantee

Risk Management Systems

Broadest Range of Services

World’s Most Advanced Check Decisioning

Consumer Authentication

DL MICR Social

Consumer Identification

Risk Assessment

Artificial Intelligence Models Real Time Fraud Monitoring Consumer Based Decisioning

Real Time Transactions

Real Time Fraud Monitoring

Product Data

Store Demographic Data

Industry Data

Checking Account History

Negative Data

Consumer Attributes

National Retailer Wins

Office Supplies

Computer & Electronics

Discounters

Department Stores

Sporting Goods

Auto

Apparel

Home Building & Furnishing

Food, Drug & Convenience

Specialty

New Vertical Industries

Home Improvement

4% $75 Million

Food, Drug & Convenience

3% $125 Million

Gaming

15% $600 Million $800 Million Market Opportunity

CEY 2004 Revenue

New Products & Services

Fraud Alert Service

Fraud Detection

Fraud Alert

Point of Sale Authorization

Certegy

Financial Institution

Consumer Notification

Shareholder Value

2005 Guidance - Continuing Operations*

2005 Guidance

2004

Range

Growth

Revenue $1,040B $1,143B to $1,164B + 10% to 12%

Operating Income $169M $194M to $198M + 15% to 17%

Diluted EPS $1.53 $1.83 to $1.86 + 20% to 22%

Operating Cash Flow $145M $165M to $170M +$20M to $25M

Cap Ex $42M $60M to $65M +$18M to $23M

*2004 and 2005 include “Share-Based Payment “ under SFAS 123R.

certegy